                                                                   EXHIBIT 10.45
                       BIG BUCK BREWERY & STEAKHOUSE, INC.
                                  P.O. BOX 1430
                          GAYLORD, MICHIGAN 49735-0617

                                February 28, 2002

Wayne County Employees' Retirement System
400 Monroe Street - Ste. 320
Detroit, Michigan  48226

          RE: LETTER AGREEMENT REGARDING ADVANCE FOR PAYMENT OF TAXES

Gentlemen:

         This Letter Agreement is being written to acknowledge that you are advancing the sum of $500,000.00 to cover unpaid real estate taxes as to the Michigan properties. We acknowledge and agree that this amount is being advanced under our current loan documents with you and is fully evidenced and secured by those loan documents and the collateral securing those loan documents.

         We also agree to repay this amount upon the earlier to occur of (i) the date of any refinancing obtained by Company and/or with respect to its properties and/or assets as part of any such financing or (ii) April 1, 2002. Please indicate your approval by signing below.

                                   Very truly yours,

                                   BIG BUCK BREWERY & STEAKHOUSE, INC.

                                   By: /s/ William F. Rolinski
                                       -------------------------------
                                   Its:  President and Chief Executive Officer
                                       -----------------------------------------

Agreed to and accepted by:

Wayne County Employees' Retirement System

By: /s/ Ronald Yee
    --------------------------------------
         Its:  Director
               ---------------------------